UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2019

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	001-38068 (Commission File Number)	47-2569713 (IRS Employer Identification No.)

Suite 540, 1385 West 8th Avenue, Vancouver, British Columbia, Canada (Address of principal executive offices)		V6H 3V9 (Zip Code)

(604) 678-1388

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ZYME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

EXPLANATORY NOTE

Pursuant to Instruction 2 to Item 5.02 of Form 8-K, Zymeworks Inc. (“Zymeworks” or the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on June 5, 2019 (the “Original Report”), to disclose: (1) the subsequent appointment of Troy Cox and Susan Mahony to the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company, as members of the Audit Committee, (2) the subsequent appointment of Dr. Mahony to the Compensation Committee (the “Compensation Committee”) of the Board, as a member of the Compensation Committee and (3) the subsequent appointment of Mr. Cox to the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), as a member of the Nominating and Corporate Governance Committee. At the time of the Original Report, the Board had not determined to which committees, if any, Mr. Cox and Dr. Mahony would be appointed. Except as stated herein, the Original Report shall remain in effect.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) On September 16, 2019, the Board appointed Mr. Cox and Dr. Mahoney to serve as members of the Audit Committee, Dr. Mahoney to serve as a member of the Compensation Committee and Mr. Cox to serve as a member of the Nominating and Corporate Governance Committee, each appointment effective on that date.

Following the appointments described above, the membership of the Company’s standing Board committees is as follows: (1) the Audit Committee consists of Lota Zoth (Chairperson), Troy Cox and Susan Mahony; (2) the Compensation Committee consists of Hollings Renton (Chairperson), Kenneth Hillan and Susan Mahony and (3) the Nominating and Corporate Governance Committee consists of Kenneth Hillan (Chairperson), Natalie Sacks and Troy Cox.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: September 20, 2019	By:	/s/ Neil Klompas

Name:	Neil Klompas
Title:	Executive Vice President, Business Operations and Chief Financial Officer

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